                 AmeriCredit Automobile Receivables Trust 1996-C
                Class A-1 5.574% Money Market Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                       Class A-3 6.40% Asset Backed Notes
                         6.65% Asset Backed Certificates
                             Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1996-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of August 1, 1996. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowlege of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:          10/01/96
Monthly Period Ending:             10/31/96



I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

     A.   Beginning of period Aggregate Principal Balance                                                        $148,946,077
                                                                                                                 ------------
     B.   Purchase of Subsequent Receivables                                                                       19,819,373
                                                                                                                 ------------
     C.   Monthly Principal Amounts

          (1)  Collections on Receivables outstanding
               at end of period                                                                 4,866,424
                                                                                             ------------
          (2)  Collections on Receivables paid off
                 during period                                                                  1,044,996
                                                                                             ------------
          (3)  Receivables becoming Liquidated Receivables
                 during period                                                                    988,771
                                                                                             ------------
          (4)  Receivables becoming Purchased Receivables
                 during period
                                                                                             ------------
          (5)  Cram Down Losses occurring during period
                                                                                             ------------
          (6)  Other Receivables adjustments                                                       37,368
                                                                                             ------------
          (7)  Less amounts allocable to Interest                                              (2,745,619)
                                                                                             ------------

          Total Monthly Principal Amounts                                                                           4,191,940
                                                                                                                 ------------

     D.   End of period Aggregate Principal Balance                                                              $164,573,510
                                                                                                                 ------------

     E.   Pool Factor                                                                                               94.042347%
                                                                                                                 ------------

II.  MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                      Class A-1      Class A-2      Class A-3        Total
                                                                      ---------      ---------      ---------        -----

     A.   Beginning of period Note Balance                           $37,568,031    $80,000,000    $40,875,000   $158,443,031
                                                                     --------------------------------------------------------
     B.   Noteholders' Principal Distributable Amount                  4,191,940              0              0      4,191,940
     C.   Noteholders' Accelerated Principal Amount                    1,060,482              0              0      1,060,482
     D.   Accelerated Payment Amount Shortfall                           440,894              0              0        440,894
     E.   Note Prepayment Amount                                             127            320            163            610
                                                                     --------------------------------------------------------

     F.   End of period Note Balance                                 $31,874,588    $79,999,680    $40,874,837   $152,749,105
                                                                     --------------------------------------------------------
                                                                     --------------------------------------------------------

     G.   Note Pool Factors                                            66.405392%     99.999600%     99.999601%     90.450987%
                                                                     --------------------------------------------------------
                                                                     --------------------------------------------------------


                                                                  1



III. MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

     A.   Beginning of period Certificate Balance                                                                  $6,125,000
                                                                                                                 ------------

     B.   Certificateholders' Principal Distributable Amount                                                                0
     C.   Certificateholders' Accelerated Principal Amount                                                                  0
     D.   Certificate Prepayment Amount                                                                                    25
                                                                                                                 ------------

     E.   End of period Certificate Balance                                                                        $6,124,975
                                                                                                                 ------------
                                                                                                                 ------------

     F.   Certificate Pool Factor                                                                                   99.999592%
                                                                                                                 ------------
                                                                                                                 ------------

IV.  RECONCILIATION OF PRE-FUNDING ACCOUNT:

     A.   Beginning of period Pre-Funding Account balance                                                         $19,820,008
                                                                                                                 ------------
     B.   Purchase of Subsequent Receivables                                                  (19,819,373)
                                                                                             ------------
     C.   Investment Earnings                                                                      29,617
                                                                                             ------------
     D.   Investment Earnings Transfer to Collections Account                                     (29,617)
                                                                                             ------------
     E.   Payment of Mandatory Prepayment Amount                                                     (635)
                                                                                             ------------
                                                                                                                  (19,820,008)
                                                                                                                 ------------
     F.   End of period Pre-Funding Account balance                                                                      ($0)
                                                                                                                 ------------
                                                                                                                 ------------

V.   RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

     A.   Beginning of period Capitalized Interest  Account balance                                                  $109,010
                                                                                                                 ------------
     B.   Monthly Capitalized Interest Amount                                                     (40,727)
                                                                                             ------------
     C.   Investment Earnings                                                                         756
                                                                                             ------------
     D.   Investment Earnings Transfer to Collections Account                                        (756)
                                                                                             ------------
     E.   Payment of Overfunded Capitalized Interest Account                                      (68,283)
                                                                                             ------------
     F.   Payment of Remaining Capitalized Interest Account
                                                                                                                     (109,010)
                                                                                                                 ------------
     G.   End of period Capitalized Interest Account balance                                                               $0
                                                                                                                 ------------
                                                                                                                 ------------

VI.  RECONCILIATION OF COLLECTION ACCOUNT:

     A.   Available Funds:

          (1)  Collections on Receivables during period
                 (net of Liquidation Proceeds)                                                 $5,911,420
                                                                                             ------------
          (2)  Liquidation Proceeds collected
                 during period                                                                    371,857
                                                                                             ------------
          (3)  Purchase Amounts deposited in Collection
                 Account
                                                                                             ------------
          (4)  (a)  Investment Earnings - Collection Account                                       20,707
                                                                                             ------------
               (b)  Investment Earnings - Transfer From Prefunding Account                         29,617
                                                                                             ------------
               (c)  Investment Earnings - Transfer From Capitalized Interest Account                  756
                                                                                             ------------
          (5)  Collection of Supplemental Servicing Fees                                           21,730
                                                                                             ------------
          (6)  Monthly Capitalized Interest Amount                                                 40,727
                                                                                             ------------
          (7)  Mandatory Prepayment Amount
                                                                                             ------------

          Total Available Funds                                                                                     6,396,814
                                                                                                                 ------------

     B.   Distributions:

          (1)  Agent fees                                                                           6,979
                                                                                             ------------
          (2)  Base Servicing Fee and Supplemental Servicing Fees                                 333,243
                                                                                             ------------
          (3)  Noteholders' Interest Distributable Amount
                    (a)        Class A - 1                                                        162,870
                                                                                             ------------
                    (b)        Class A - 2                                                        343,019
                                                                                             ------------
                    (c)        Class A - 3                                                        218,000
                                                                                             ------------

          (4)  Noteholders' Principal Distributable Amount
                    (a)        Class A - 1                                                      4,191,940
                                                                                             ------------
                    (b)        Class A - 2                                                              0
                                                                                             ------------
                    (c)        Class A - 3                                                              0
                                                                                             ------------

          (5)  Certificateholders' Interest Distributable Amount                                   33,943
                                                                                             ------------
          (6)  Certificateholders' Principal Distributable Amount                                       0
                                                                                             ------------
          (7)  Security Insurer Premiums                                                           46,338
                                                                                             ------------

          Total distributions                                                                                       5,336,332
                                                                                                                 ------------


     C.   Excess Available Funds  (or Deficiency Claim Amount )                                                     1,060,482
                                                                                                                 ------------
                                                                                                                 ------------


                                                                  2

     D.   Noteholders' Accelerated Principal Amount                                                                (1,060,482)
                                                                                                                 ------------

     E.   Certificateholders' Accelerated Principal Amount
                                                                                                                 ------------

     F.   Deposit to Spread Account                                                                                        $0
                                                                                                                 ------------
                                                                                                                 ------------

VII. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

     A.   Excess Available Funds  (VI.C.)                                                      $1,060,482
                                                                                             ------------

     B.   Pro Forma Security Balance    (II.A.-II.B.+III.A.)                                  160,376,091
                                                                                             ------------
     C.   Required Pro Forma Security Balance   (95% x (I.D.+IV.F.)                           156,344,834
                                                                                             ------------
     D.   Excess of Pro Forma Balance over Required Balance   (B. - C.)                         4,031,257
                                                                                             ------------
     E.   End of Period  Class A-1 Note Balance                                                33,375,964
                                                                                             ------------
     F.   Greater of D. or E.                                                                  33,375,964
                                                                                             ------------
     G.   Accelerated Principal Amount  (lesser of  A. or F.)                                                      $1,060,482
                                                                                                                 ------------
                                                                                                                 ------------
VIII.     CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

     A.   Pro Forma Security Balance                                                         $160,376,091
                                                                                             ------------
     B.   Required Pro Forma Security Balance                                                 156,344,834
                                                                                             ------------
     C.   Excess of Pro Forma Balance over Required Balance   (A. - B.)                         4,031,257
                                                                                             ------------
     D.   End of Period  Class A-1 Note Balance                                                33,375,964
                                                                                             ------------
     E.   Greater of C. or D.                                                                  33,375,964
                                                                                             ------------
     F.   Excess Available Funds  (VI.C.)                                                       1,060,482
                                                                                             ------------
     G.   Investment Earnings on Collection Account                                                20,707
                                                                                             ------------
     H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                                        $32,336,189
                                                                                                                 ------------
                                                                                                                 ------------

IX.  RECONCILIATION OF SPREAD ACCOUNT:

     A.   Beginning of period Spread Account balance                                                              $13,405,147
                                                                                                                 ------------

     B.   Additions to Spread Account
          (1)  Deposits from Collections Account    (VI. F.)                                            0
                                                                                             ------------
          (2)  Investment Earnings                                                                 63,619
                                                                                             ------------
          (3)  Deposits Related to Subsequent Receivables Purchases                             1,783,744
                                                                                             ------------

          Total Additions                                                                                           1,847,363
                                                                                                                 ------------


     C.   Spread Account balance prior to withdrawals                                                              15,252,510
                                                                                                                 ------------

     D.   Requisite Amount of Spread Account
          (1)  9% of end of period Aggregate Principal Balance                                 14,811,616
                                                                                             ------------
          (2)  $100,000                                                                           100,000
                                                                                             ------------
          (3)  $3,500,000                                                                       3,500,000
                                                                                             ------------
          (4)  End of period Note and Certificate Balance                                     158,874,080
                                                                                             ------------
          (5)  Lesser of (3) or (4)                                                             3,500,000
                                                                                             ------------
          (6)  Greater of (2) or (5)                                                            3,500,000
                                                                                             ------------
          (7)  15% of end of period Aggregate Principal Balance
                if Trigger Date
                                                                                             ------------

          Requisite Amount of Spread Account (greater
               of (1) or (6) or (7) if applicable )                                                                14,811,616
                                                                                                                 ------------


     E.   Withdrawals from Spread Account
          (1)  Priority First - Deficiency Claim Amount
                                                                                             ------------
          (2)  Priority Second through Third
                                                                                             ------------
          (3)  Priority Fourth - Accelerated Payment Amount
                Shortfall                                              32,336,189
                                                                      -----------
                Accelerated Payment Amount Shortfall in Excess of
                 Requisite Amount                                                                 440,894
                                                                                             ------------
          (4)  Priority Fifth through Sixth
                                                                                             ------------
          (5)  Priority Seventh - to Servicer                                                           0
                                                                                             ------------

          Total withdrawals                                                                                           440,894
                                                                                                                 ------------


     F.   End of period Spread Account balance                                                                    $14,811,616
                                                                                                                 ------------
                                                                                                                 ------------
X.   PERFORMANCE TESTS:

     A.   Delinquency Ratio
          (1)  Receivables with Scheduled Payment
                 delinquent more than 30 days
                 at end of period   (XI.)                                                     $12,701,713
                                                                                             ------------
          (2)  Purchased Receivables with Scheduled
                 Payment delinquent more than 30


                                                                  3



                 days at end of period
                                                                                             ------------
          (3)  Beginning of period Principal Balance                                          168,765,450
                                                                                             ------------
          (4)  Delinquency Ratio (1)+(2) divided by (3)                                                                  7.53%
                                                                                                                 ------------
          (5)  Previous Monthly Period Delinquency Ratio                                                                 7.65%
                                                                                                                 ------------
          (6)  Second previous Monthly Period Delinquency Ratio                                                          5.20%
                                                                                                                 ------------
          (7)  Average Delinquency Ratio (4)+(5)+(6)
                 divided by 3                                                                                            6.79%
                                                                                                                 ------------
          (8)  Compliance (Delinquency Test Failure is a
                 Delinquency Ratio equal to or greater than 14%)                                                      yes
                                                                                                                 ------------


     B.   Default Ratio
          (1)  Receivables becoming Defaulted Receivables
                 during period                                                                 $1,588,942
                                                                                             ------------
          (2)  Purchased Receivables with Scheduled
                 Payment delinquent more than 30
                 days at end of period
                                                                                             ------------
          (3)  Beginning of period Principal Balance                                          168,765,450
                                                                                             ------------
          (4)  Default Ratio (1)+(2) x 12 divided by (3)                                                                11.30%
                                                                                                                 ------------
          (5)  Previous Monthly Period Default Ratio                                                                    12.03%
                                                                                                                 ------------
          (6)  Second previous Monthly Period Default Ratio                                                              3.84%
                                                                                                                 ------------
          (7)  Average Default Ratio (4)+(5)+(6)
                 divided by 3                                                                                            9.06%
                                                                                                                 ------------
          (8)  Compliance (Default Test Failure is a
                 Default Ratio equal to or greater than 21%)                                                          yes
                                                                                                                 ------------


     C.   Net Loss Ratio
          (1)  Receivables becoming Liquidated Receivables
                 during period                                                                   $988,771
                                                                                             ------------
          (2)  Purchased Receivables with Scheduled
                 Payment delinquent more than 30
                 days at end of period
                                                                                             ------------
          (3)  Cram Down Losses occurring during period
                                                                                             ------------
          (4)  Liquidation Proceeds collected
                 during period                                                                   (371,857)
                                                                                             ------------
          (5)  Beginning of period Principal Balance                                          168,765,450
                                                                                             ------------
          (6)  Net Loss Ratio (1)+(2)+(3)-(4) x 12
                 divided by (5)                                                                                          4.39%
                                                                                                                 ------------
          (7)  Previous Monthly Period Net Loss Ratio                                                                    0.97%
                                                                                                                 ------------
          (8)  Second previous Monthly Period Net Loss Ratio                                                             0.18%
                                                                                                                 ------------
          (9)  Average Net Loss Ratio (6)+(7)+(8)
                 divided by 3                                                                                            1.85%
                                                                                                                 ------------
          (10) Compliance (Net Loss Test Failure is a
                 Net Loss Ratio equal to or greater than 12%)                                                         yes
                                                                                                                 ------------


XI.  DELINQUENCY:

     A.   Receivables with Scheduled Payment delinquent
          (1)  31-60 days                                                                    #        905          $9,243,360
                                                                                             --------------------------------
          (2)  61-90 days                                                                             231           2,471,888
                                                                                             --------------------------------
          (3)  over 90 days                                                                            97             986,465
                                                                                             --------------------------------

          Receivables with Scheduled Payment delinquent
            more than 30 days at end of period                                                      1,233         $12,701,713
                                                                                             --------------------------------


XII. MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A.   Beginning of period number of Receivables                                                                    14,054
                                                                                                                 ------------

     B.   Number of Subsequent Receivables Purchased                                                                    1,852
                                                                                                                 ------------

     C.   Number of Receivables becoming Liquidated
            Receivables during period                                                                                     142
                                                                                                                 ------------

     D.   Number of Receivables becoming Purchased
            Receivables during period
                                                                                                                 ------------

     E.   Number of Receivables paid off during period                                                                    111
                                                                                                                 ------------

     F.   End of period number of Receivables                                                                          15,653
                                                                                                                 ------------
                                                                                                                 ------------


                                                                  4



XIII.     STATISTICAL DATA:

     A.   Weighted Average APR of the Receivables                                                                       20.40%
                                                                                                                 ------------

     B.   Weighted Average Remaining Term of the Receivables                                                            47.11
                                                                                                                 ------------

     C.   Average Receivable Balance                                                                                  $10,514
                                                                                                                 ------------

     D.   Aggregate Realized Losses                                                                                  $761,062
                                                                                                                 ------------




AmeriCredit Financial Services, Inc.


By:       /s/ Daniel E. Berce
          -----------------------------------
Name:     Daniel E. Berce
          -----------------------------------
Title     Executive Vice-President
          -----------------------------------
          Chief Financial Officer & Treasurer
          -----------------------------------
Date:     November 5, 1996
          -----------------------------------


                                                                  5